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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 17, 2001


                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)


     MARYLAND                       1-11903                    75-2648842
(State or other jurisdiction     (Commission File            (IRS Employer
of incorporation)                     Number)             Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 295-1000





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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             Pro forma financial data of the registrant is attached as part of
Exhibit 99.1 to this report. Exhibit 99.1 is the only exhibit to this report.



Item 9.      Regulation FD Disclosure.

             Additional information of the registrant is attached as Exhibit
99.1 to this report and is incorporated in this report by reference for purposes of this item only.

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Date:  January 18, 2001


                              MERISTAR HOSPITALITY CORPORATION


                                   By:  /s/ Christopher L. Bennett
                                        ---------------------------------------
                                        Christopher L. Bennett
                                        Vice President, Legal and Secretary





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                                  EXHIBIT INDEX

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EXHIBIT           DESCRIPTION
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
99.1              Additional information of the registrant.
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